Exhibit 10.4
ASSUMPTION AGREEMENT
THIS ASSUMPTION AGREEMENT is made the 4th day of September, 2009, by and between Xueersi International Education Group (the “Company”); and KTB CHINA OPTIMUM FUND (the “New KTB Investor”).
The Company and the New Investor shall be referred to collectively as the Parties.
WHEREAS
(A)	As of August 12, 2009, the Company, certain existing shareholders of the Company and certain other parties entered into a Share Purchase Agreement (the “Purchase Agreement”) and Shareholders’ Agreement (the “Shareholders Agreement”), attached hereto as Exhibit A and Exhibit B, respectively.
(B)	The New KTB Investor wishes to purchase an aggregate of up to 3,125,000 Common Shares (as defined in the Shareholders Agreement) from the Sellers (as defined in the Shareholders Agreement) by way of exercising its option of investment pursuant to Section 6.23 of the Purchase Agreement, and in accordance with the Purchase Agreement has agreed to enter into this Assumption Agreement (the “Assumption Agreement”).
(C)	The Company is entering into this Assumption Agreement on behalf of itself and as agent for all the existing Shareholders and other signing parties of the Shareholders Agreement of the Company as listed below:
(1)	BRIGHT UNISON LIMITED;

(2)	CENTRAL GLORY INVESTMENTS LIMITED;

(3)	PERFECT WISDOM INTERNATIONAL LIMITED;

(4)	EXCELLENT NEW LIMITED;

(5)	KTB/UCI China Ventures II Limited;

(6)	Tiger Global Five China Holdings (collectively with the shareholders listed under (1) to (5) above, the “Existing Shareholders”);

(7)	TAL Group Limited;

(8)	TAL Education Technology (Beijing) Co., Ltd. ();

(9)	Beijing Xueersi Education Technology Co., Ltd. ();

(10)	Beijing Xueersi Network Technology Co., Ltd. ();

(11)	ZHANG Bangxin;

(12)	CAO Yundong;

(13)	LIU Yachao; and

(14)	BAI Yunfeng.
NOW, THEREFORE, the Parties hereby agree as follows:
1.	INTERPRETATION

In this Assumption Agreement, except as the context may otherwise require, all words and expressions defined in the Shareholders Agreement shall have the same meanings when used herein.

2.	COVENANT

The New KTB Investor hereby covenants to the Company as trustee for all other persons who are at present or who may hereafter become bound by the Shareholders Agreement, and to the Company itself, to adhere to and be bound by all the duties, burdens and obligations of a party holding Common Shares imposed pursuant to the provisions of the Shareholders Agreement and all documents expressed in writing to be supplemental or ancillary thereto as if the New KTB Investor had been an original party to the Shareholders Agreement as a common shareholder of the Company since the date thereof.

3.	ENFORCEABILITY

Each of the Existing Shareholders and the Company shall be entitled to enforce the Shareholders Agreement against the New KTB Investor, and the New KTB Investor shall be entitled to all rights and benefits of a common shareholder under the Shareholders Agreement, in each case as if New KTB Investor had been an original party to the Shareholders Agreement since the date hereof.

4.	GOVERNING LAW

This Assumption Agreement shall be governed by and construed under the Law of the State of New York, without regard to principles of conflicts of law thereunder.

5.	COUNTERPARTS

This Assumption Agreement may be signed in any number of counterparts which together shall form one and the same agreement.

6.	FURTHER ASSURANCE
Each party agrees to take all such further action as may be reasonably necessary to give full effect to this Assumption Agreement on its terms and conditions.

7.	HEADINGS

The headings used in this Assumption Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
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IN WITNESS whereof the parties have executed and delivered this Assumption Agreement on the day and year first hereinbefore mentioned.

COMPANY:	Xueersi International Education Group
	By:	/s/ Bangxin Zhang
	Name:	ZHANG Bangxin
	Title:	Director

New KTB Investor:	KTB CHINA OPTIMUM FUND
	By:	/s/ Authorized Signatory
Name:
	Title:	Legal Representative

[SIGNATURE PAGE TO ASSUMPTION AGREEMENT]

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